SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials
PROSPECT CAPITAL CORPORATION
------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)  Title of each class of securities to which transaction applies:
______________________________________________________________________________2)  Aggregate number of securities to which transaction applies:
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     amount on which the filing fee is calculated and state how it was determined):
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      schedule and the date of its filing.
______________________________________________________________________________      1) Amount previously paid: ______________________________________________________________________________      2) Form, Schedule or Registration Statement No.:
______________________________________________________________________________      3) Filing Party: ______________________________________________________________________________      4) Date Filed:

PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016

On November 12, 2014, Prospect Capital Corporation released a video regarding the upcoming 2014 Annual Meeting of Stockholders to be held on Friday, December 5, 2014, at 10:30 a.m., Eastern Time, at the offices of the Company, 10 East 40th Street, 44th Floor, New York, New York 10016. Below is the script to such video.

“My name is Grier Eliasek, President and Chief Operating Officer of Prospect Capital Corporation.

I am here to explain why it is so important for all of our shareholders to support Proposal 2 in our proxy statement for our annual meeting on December 5, 2014.

As an investment-grade rated company, Prospect is required to maintain the financial flexibility necessary to withstand potential adverse market conditions in the future. Every year since 2008, we have received shareholder approval of the NAV proposal and we need your support again for 2015. Without this vote, we risk losing our corporate rating of BBB by S&P and BBB+ by Kroll, raising the cost of our debt capital. This would have an adverse impact on our earnings and ability to continue to pay stable dividends to shareholders.

In addition, the financial flexibility provided under the NAV proposal enables Prospect to maintain an opportunistic approach to capitalize on attractive investments that are accretive over the long term. We have utilized this flexibility in the past to close successful transactions that generated IRRs in excess of 40%.

The alternative to this proposal for raising capital when our share price is below NAV is a rights offering, which we believe would likely be at a bigger discount and at a higher transaction cost. As a result, we urge you to approve the NAV proposal for the benefit of the company and its shareholders. To vote, please call 1-866-387-0770 ext. 9098 or visit www.voteproxy.com.

Thank you for your time and support.”

IMPORTANT NOTICE
Reasons to Vote FOR the Prospect NAV Proposal
Shareholder Name
Address 1
Address 2
Address 3
Dear Shareholder:

On behalf of Prospect Capital Corporation (ticker symbol “PSEC”), I would like to thank you for being a supportive PSEC shareholder.

Regarding the Annual Meeting of Shareholders Proposal II (NAV Proposal), we believe voting FOR such proposal is important to help avoid losing the investment grade bond rating of PSEC. Failure of this vote might put our investment grade bond rating at risk, thereby potentially increasing the cost of capital of PSEC and restricting our access to the financing markets. We also believe market conditions will continue to provide attractive opportunities for us to deploy capital.

Please take a moment to watch a brief video in which President & Chief Operating Officer Grier Eliasek explains the importance of this proposal.

Scan the QR code*
to view the video
Or visit
https://proxyonline.com/prospect/
*Requires a QR code reader to be installed on your
mobile device.
Sincerely,
John F. Barry III
Chief Executive Officer
Prospect Capital Corporation

In order to vote or if you have any questions, please call 1-866-387-0770 Extension 9098. Your Investor Identification Number: XXXXXXXXXX

____________________________________________________________________________________________
Prospect Capital Corporation • 10 E 40th St 42nd Floor, New York, NY 10016

IMPORTANT NOTICE
Reasons to Reconsider and to Vote FOR the Prospect NAV Proposal
Shareholder Name
Address 1
Address 2
Address 3
Dear Shareholder:

On behalf of Prospect Capital Corporation (ticker symbol “PSEC”), I would like to thank you for being a supportive PSEC shareholder.

Regarding the Annual Meeting of Shareholders Proposal II (NAV Proposal), we believe voting FOR such proposal is important to help avoid losing the investment grade bond rating of PSEC. Failure of this vote might put our investment grade bond rating at risk, thereby potentially increasing the cost of capital of PSEC and restricting our access to the financing markets. We also believe market conditions will continue to provide attractive opportunities for us to deploy capital.

Please take a moment to watch a brief video in which President & Chief Operating Officer Grier Eliasek explains the importance of this proposal.

Scan the QR code*
to view the video
Or visit
https://proxyonline.com/prospect/
*Requires a QR code reader to be installed on your
mobile device.
Sincerely,
John F. Barry III
Chief Executive Officer
Prospect Capital Corporation

In order to change your vote or if you have any questions, please call 1-866-387-0770 Extension 9098. Your Investor Identification Number: XXXXXXXXXX

____________________________________________________________________________________________
Prospect Capital Corporation • 10 E 40th St 42nd Floor, New York, NY 10016

Shareholder Services

Shareholder Name
Address 1
Address 2
Address 3
IMPORTANT NOTICE

Re: Prospect Capital Corporation

Dear Shareholder:

We have been trying to contact you regarding a very important matter regarding your investment in Prospect Capital Corporation. This matter pertains to an important operating initiative for the Prospect which requires your response.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time and there is no confidential information required.

Please contact us toll-free at 1-866-387-0770 Extension 9098 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. At the time of the call please reference the number listed below.

Thank you.

Sincerely,
John F. Barry III
Chief Executive Officer

REFERENCE NUMBER: 123456789

____________________________________________________________________________________________
Prospect Capital Corporation • 10 E 40th St 42nd Floor, New York, NY 10016

IMPORTANT NOTICE REGARDING YOUR INVESTMENT
PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor, New York, NY 10016

[DATE]

Dear Shareholder:

Prospect Capital Corporation recently sent to you proxy material regarding the upcoming Annual Meeting of Shareholders. Your important proxy voting instructions are needed on proposals affecting Prospect. The Annual Meeting is scheduled to be held on Friday, December 5, 2014 at Prospect’s offices at 10 East 40th Street, 44th Floor, New York, New York 10016 at 10:30 AM Eastern Time.

PROSPECT’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR IMPORTANT VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING.

Detailed information about the Annual Meeting and the proposals can be found in the proxy statement. To simplify matters we have included an additional copy of your proxy card(s) for your convenience. Should you have any questions about the proposals, or about how to vote, please call 1-866-387-0770 extension 9098.

Thank you in advance for your attention to this important matter.

Sincerely,

John F. Barry III Chief Executive Officer

Voting is easy. Please take a moment now to cast your vote using one of the voting options listed below:

1.	Vote by Phone. Simply dial the toll-free number located on the enclosed proxy card. Please have the proxy card available at the time of the call.
2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.
3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

____________________________________________________________________________________________
Prospect Capital Corporation • 10 E 40th St 42nd Floor, New York, NY 10016